JEFFERSON GROWTH & INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 1995


December 1995
Dear Fellow Shareowners:
  I am pleased to report The Jefferson Growth and Income Fund recorded positive results for the period since commencement of operations on September 1, 1995 through our fiscal year end of October 31, 1995. The net asset value of A shares has grown from $10.00 to $10.04, and the net asset value of B shares has grown from $10.00 to $10.03.
  We are also pleased to report that during our brief two month period of operation, the Fund enjoyed a substantial increase in size from a beginning balance of $100,000 to over $1.4 million at fiscal year end. To date, the steady inflow of money into the Fund has allowed us to begin to build initial investment positions in a wide array of quality companies.
  Uniplan, Inc., the investment adviser to the Fund, employs a disciplined investment approach that focuses on three key elements when selecting stocks. First, the company must meet tests that show improving fundamental credit characteristics. Second, a company must show an improved trend in forecast earnings. Finally, the stock of the company must show price and volume patterns that confirm the first two criteria. It is this approach that has allowed Uniplan to deliver superior returns to investors over the past eleven years while minimizing portfolio risk during difficult market periods.
  In reviewing fundamental corporate financial data over the past quarter, we have noticed a broad-based slowing of positive fundamental factors which had driven share prices for most of the year. The shift in fundamentals is underscored in many companies by slowing sales growth and falling profit margins. These factors may increase the number of negative earnings surprises and could generally lower market valuations. This trend has led us to construct a defensive portfolio by avoiding companies and industries where these changing fundamentals could cause increased price volatility.
  Recently we have seen an increased level of activity in mergers and acquisitions in the market. This suggests that even in a rising stock market, attractive values can still be found. We remain positive about the long range prospects for the companies represented in our portfolio and feel confident that over time additional opportunities will become available for the portfolio.

Sincerely,

/s/ Richard Imperiale
Richard Imperiale
Chairman


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
  Investments, at value (cost $1,374,345)                          $1,375,149
  Income receivable                                                     3,175
  Receivable for shares issued                                         37,194
  Organization costs, net of accumulated amortization                  65,579
                                                                    ---------

    Total Assets                                                    1,481,097
                                                                    ---------

LIABILITIES:
  Payable to Distributor                                               38,824
  Accrued expenses                                                     20,012
  Other                                                                10,295
                                                                   ----------

    Total Liabilities                                                  69,131
                                                                   ----------

NET ASSETS                                                         $1,411,966
                                                                   ==========
NET ASSETS CONSIST OF:
  Capital stock                                                    $1,406,112
  Undistributed net investment income                                   5,050
  Unrealized net appreciation on investments                              804
                                                                   ----------
    Total Net Assets                                               $1,411,966
                                                                   ==========
CLASS A:
  Net assets                                                       $1,279,081
  Shares outstanding (unlimited number issued)                        127,362
  Net asset value and redemption price per share                       $10.04
                                                                   ==========
  Offering price per share, assuming
    maximum front-end sales charge                                     $10.62
                                                                   ==========
CLASS B:
  Net assets                                                       $  132,885
  Shares outstanding (unlimited number issued)                         13,245
  Net asset value and offering price per share                         $10.03
                                                                   ==========
  Redemption price per share, assuming maximum
  contingent deferred sales charge                                      $9.53
                                                                   ==========
                     See notes to the financial statements.




STATEMENT OF OPERATIONS
                                                         SEPTEMBER 1, 19951<F1>
                                                                 THROUGH
                                                            OCTOBER 31, 1995
                                                            ----------------

INVESTMENT INCOME:
  Dividend income                                                     $   530
  Interest income                                                       6,513
                                                                      -------

                                                                        7,043
                                                                      -------
EXPENSES:
  Investment advisory fees                                              1,000
  Administration fees                                                   5,620
  Shareholder servicing and accounting costs                            8,156
  Distribution fees - Class A                                             419
  Distribution fees - Class B                                              88
  Custody fees                                                            533
  Federal and state registration fees                                   2,699
  Professional fees                                                     5,874
  Reports to shareholders                                               1,947
  Amortization of organization costs                                       80
  Trustees' fees and expenses                                           1,906
  Other                                                                 1,013
                                                                      -------

  Total expenses before waiver and reimbursement                       29,335
    Less: Waiver of expenses and reimbursement from Distributor      (27,342)
                                                                     --------

  Net Expenses                                                          1,993
                                                                      -------

NET INVESTMENT INCOME                                                   5,050
                                                                      -------

UNREALIZED GAIN:
  Change in unrealized appreciation on investments                        804
                                                                      -------

  Net gain on investments                                                 804
                                                                      -------

NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS                                      $ 5,854
                                                                      =======

<F1>Commencement of operations.

                     See notes to the financial statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                          SEPTEMBER 1, 1995<F2>
                                                                 THROUGH
                                                            OCTOBER 31, 1995
                                                            ----------------

OPERATIONS:
  Net investment income                                            $    5,050
  Change in unrealized appreciation on investments                        804
                                                                    ---------

  Net increase in net assets resulting from operations                  5,854
                                                                    ---------


CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                       1,406,112
                                                                    ---------


TOTAL INCREASE IN NET ASSETS                                        1,411,966

NET ASSETS:
Beginning of period                                                         -
                                                                    ---------

End of period (including undistributed net
  investment income of $5,050)                                     $1,411,966
                                                                   ==========


<F2>Commencement of operations.

                     See notes to the financial statements.



FINANCIAL HIGHLIGHTS
                                                          SEPTEMBER 1, 1995<F3>
                                                                 THROUGH
                                                            OCTOBER 31, 1995
                                                            ----------------

                                                         CLASS A      CLASS B
                                                         -------      -------

Per share data:
  Net asset value, beginning of period                   $10.00       $10.00
Income from investment operations:
  Net investment income                                    0.04         0.03
  Net realized and unrealized
    gains on securities                                       -            -
                                                         ------       ------

  Total from investment operations                         0.04         0.03
                                                         ------       ------

Net asset value, end of period                           $10.04       $10.03
                                                         ======       ======


Total return<F4><F5>                                      0.40%        0.30%
Supplemental data and ratios:
  Net assets, in thousands, end of period                $1,279         $133
  Ratio of net expenses to average net assets<F6>         1.15%        1.90%
  Ratio of net investment income to
    average net assets<F6>                                3.09%        2.59%
  Portfolio turnover rate<F7>                                 -            -


<F3>Commencement of operations.
<F4>Not annualized.
<F5>The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
<F6>Annualized.
<F7>Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. During this period, there were no sales of securities.

                     See notes to the financial statements.



SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

Number
of Shares                                                            Value
---------                                                            -----

        COMMON STOCKS 36.9%
        AUTO PARTS 0.4%
   300  Strattec Security Corporation                                $5,025
                                                                     ------


        BANK & BANK HOLDING COMPANIES 2.6%
   700  KeyCorp                                                      23,625
   500  MAF Bancorp, Inc.                                            12,375
                                                                     ------

                                                                     36,000
                                                                     ------


        BIO-TECHNOLOGY 0.4%
 1,200  Interpore International<F8>                                   6,300
                                                                     ------


        BUSINESS - MACHINES & SOFTWARE 0.9%
   300  Pitney-Bowes, Inc.                                           13,088
                                                                     ------


        BUSINESS SERVICES 1.9%
 1,000  Manpower, Inc                                                27,125
                                                                     ------


        CONGLOMERATE 1.7%
   200  ITT Corporation                                              24,500
                                                                     ------

        CONSUMER DURABLE 1.8%
   400  Eastman Kodak Company                                        25,050
                                                                     ------


        DRUGS 1.9%
 1,000  Glaxo Wellcome plc                                           27,125
                                                                     ------


        ELECTRIC 1.0%
   500  CMS Energy Corporation                                       13,813
                                                                     ------


        ELECTRONICS 1.0%
   200  Intel Corporation                                            13,975
                                                                     ------


        ENTERTAINMENT & LEISURE 1.3%
 2,000  Innkeepers USA Trust                                         18,250
                                                                     ------


        FINANCE COMPANY 0.9%
   500  PartnerRe Ltd.                                               13,313
                                                                     ------


        FOOD, BEVERAGE & TOBACCO 2.1%
 2,300  Morningstar Group, Inc. <F8>                                 17,825
 1,000  Whole Foods Market, Inc. <F8>                                12,250
                                                                     ------

                                                                     30,075
                                                                     ------


        HEALTH CARE SERVICE 2.4%
 1,700  Horizon/CMS Healthcare Corp.                                 34,425
                                                                     ------


        MACHINERY - AGRICULTURE & CONSTRUCTION 0.8%
   300  Case Corporation                                             11,438
                                                                     ------


        OIL & GAS - INTERNATIONAL 2.2%
   500  Imperial Oil Ltd.                                            18,250
   100  Royal Dutch Petroleum Company                                12,288
                                                                     ------

                                                                     30,538
                                                                     ------


        OFFICE EQUIPMENT 1.2%
 1,000  Novell, Inc. <F8>                                            16,500
                                                                     ------


        OFFICE PRODUCTS 1.8%
 2,000  BT Office Products International, Inc. <F8>                  25,750
                                                                     ------


        POLLUTION CONTROL 1.2%
   600  WMX Technologies, Inc.                                       16,875
                                                                     ------


        REAL ESTATE 0.5%
   300  Spieker Properties, Inc. <F8>                                 7,275
                                                                     ------


        RETAIL 2.5%
 1,000  Wal-Mart Stores, Inc.                                        21,625
   900  Woolworth Corporation                                        13,163
                                                                     ------

                                                                     34,788
                                                                     ------


        SEMICONDUCTOR 3.2%
 1,000  SGS-Thomson Microelectronics N.V. <F8>                       45,250
                                                                     ------


        TELEPHONE 1.4%
   300  AT & T Corporation                                           19,200
                                                                     ------


        TRAVEL & RECREATION 1.8%
   950  Hospitality Properties Trust                                  7,875
 1,000  Trump Hotels & Casino Resort, Inc. <F8>                      17,000
                                                                     ------

                                                                     24,875
                                                                     ------


        Total Common Stocks
        (cost $519,438)                                             520,553
                                                                    -------


        CONVERTIBLE PREFERRED STOCKS 0.7%
        REAL ESTATE 0.7%
   400  Oasis Residential, Convertible Preferred, 2.25%              10,100
                                                                    -------


        Total Convertible Preferred Stock
        (cost $10,350)                                               10,100
                                                                    -------


Principal
Amount Value
------------

        LONG-TERM INVESTMENTS 1.1%
        CORPORATE BONDS 1.1%
        BANK & BANK HOLDING COMPANIES 1.1%
15,000  CitiCorp Notes, 8.75%, 11/01/96                              15,303
                                                                     ------

        TOTAL LONG-TERM INVESTMENTS
        (cost $15,364)                                               15,303
                                                                     ------


        SHORT-TERM INVESTMENTS 58.7%
        MASTER LEASE AGREEMENTS 1.4%
        TELECOMMUNICATIONS 1.4%
        AT&T Corporation Master Lease Agreements,
 9,921  4.75%, 7/01/96                                                9,921
 9,449  4.85%, 10/30/96                                               9,449
                                                                    -------

                                                                     19,370
                                                                     ------

        REPURCHASE AGREEMENT 10.9%
154,000 Firstar Bank Repurchase Agreement,
        (Collateralized by $155,000 U.S.
        Treasury Notes, 7.50%, 1/31/96)
        4.50%, 11/01/95                                             154,000
                                                                    -------


        U.S. GOVERNMENT 14.1%
200,000 U.S. Treasury Bill, 5.00%, 11/30/95                         199,194
                                                                    -------


        VARIABLE RATE DEMAND NOTES,
        DUE UPON DEMAND 32.3%
        DRUGS 9.2%
65,631  Lilly (Eli) & Co., 5.29%                                     65,631
64,940  Warner-Lambert, 5.44%                                        64,940
                                                                    -------

                                                                    130,571
                                                                    -------

        FOOD 9.2%
65,012  General Mills, Inc., 5.46%                                   65,012
65,017  Sara Lee Corporation, 5.45%                                  65,017
                                                                    -------

                                                                    130,029
                                                                    -------

        TECHNOLOGY 4.6%
65,000  Pitney Bowes Credit Corporation, 5.47%                       65,000
                                                                    -------


        UTILITIES 9.3%
65,000  Southwestern Bell Telephone Company, 5.45%                   65,000
66,029  Wisconsin Electric Power Company, 5.51%                      66,029
                                                                    -------

                                                                    131,029
                                                                    -------

        Total Short-Term Investments
        (cost $829,193)                                             829,193
                                                                    -------

        Total Investments 97.4%
        (cost $1,374,345)                                         1,375,149
                                                                  ---------

        Other Assets, less Liabilities 2.6%                          36,817
                                                                  ---------


        NET ASSETS 100.0%                                        $1,411,966
                                                                 ==========

<F8>Non-income producing

                     See notes to the financial statements.



NOTES TO THE FINANCIAL STATEMENTS
1). ORGANIZATION
  The Jefferson Growth & Income Fund (the "Fund") is a mutual fund created by The Jefferson Fund Group Trust (the "Trust") which was organized as a business trust under the laws of Delaware on January 20, 1995. The Fund is one of a series issued by the Trust, which is an open-end management company registered under the Investment Company Act of 1940, as amended.
  Between the date of organization and the commencement of operations on September 1, 1995, the Fund had no operations other than incurring organizational expenses. These costs aggregated $65,659, which were paid by Rodman & Renshaw, Inc., and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced operations.
  The Trust is authorized to issue an unlimited number of shares without par value. The Trust has issued two classes of shares in the Fund: Class A and Class
B. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value. The Class B shares are subject to a service organization fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Certain of the Class B shares are subject to a contingent deferred sales charge (CDSC), upon redemption from the Fund within seven years from the time of the original purchase. Each class of shares of the Fund has identical rights and privileges.

2). SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

b). Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company"and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Income and Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d). Distributions to Shareowners - Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Futures Contracts - The Fund may utilize futures contracts to a limited extent for hedging purposes. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f). Other - Investment and shareowner transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3). CAPITAL SHARE TRANSACTIONS
  For the period ended October 31, 1995, 127,362 Class Ashares and 13,245 Class B shares were sold, with proceeds to the Fund of $1,273,808 and $132,304, respectively.

4). INVESTMENT TRANSACTIONS
  The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended October 31, 1995, were as follows:
                              Purchases        Sales
                              ---------        -----
        U. S. Government          -              -
        Other                  $545,152          -

  At October 31, 1995, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

       Appreciation                            $13,513
       (Depreciation)                          (12,709)
                                               --------
       Net unrealized appreciation on
          investments                          $   804
                                               =======

  At October 31, 1995, the cost of investments for federal income tax purposes was $1,374,345.

5). INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Trust has entered into an investment advisory agreement with Uniplan, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.
  The Trust has entered into a distribution and servicing agreement with Rodman & Renshaw, Inc. (the "Distributor"). The Trust has adopted a Class A Servicing Fee plan whereby the Fund pays the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B distribution and servicing agreement, the Fund is authorized to pay the Distributor a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of the Class B shares of the Fund and a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class B shares of the Fund. The Distributor may bear various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareowners.
  Under the distribution agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.15% and 1.90% of average net assets for Class A and Class B shares respectively, the Distributor will reimburse the Fund for the amount of such excess. Accordingly, for the period ended October 31, 1995, the Distributor reimbursed the Fund $27,342.


REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareowners and Board of Trustees of The Jefferson Fund Group Trust
  We have audited the accompanying statement of assets and liabilities of The Jefferson Fund Group Trust - Jefferson Growth and Income Fund (the "Fund"), including the schedule of investments, as of October 31, 1995, and the related statements of operations and changes in net assets and the financial highlights for the period from September 1, 1995 (inception) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 1, 1995 to October 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P

Milwaukee, Wisconsin
November 17, 1995



INVESTMENT ADVISER
 Uniplan, Inc.
 839 N. Jefferson Street
 Milwaukee, WI 53202
 (800) 216-9785

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & CUSTODIAN
 Firstar Trust Company
 615 W. Michigan Street
 Milwaukee, WI 53202

DISTRIBUTOR
 Rodman & Renshaw, Inc.
 233 Wouth Wacker Drive
 Suite 4500
 Chicago, IL 60606

LEGAL COUNSEL
 Foley & Lardner
 330 N. Wabash Avenue
 Chicago, IL 60611

INDEPENDENT ACCOUNTANTS
 Coopers & Lybrand L.L.P.
 411 East Wisconsin
 Milwaukee, WI 53202